Exhibit 99.1

Execution Version

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”), dated as of April 24, 2022, is entered into by and between Sequoia Parent LP, a Delaware limited partnership (“Parent”), PS Business Parks, Inc., a Maryland corporation (the “Company”) (solely with respect Section 9 and Sections 14 through 22) and the undersigned stockholder (the “Stockholder”).

RECITALS

WHEREAS, concurrently herewith, the Company, PS Business Parks, L.P., a California limited partnership (the “Partnership”, provided that references herein to the Partnership shall include the Partnership following the Partnership Conversion (as defined in the Merger Agreement (as defined below))), Parent, Sequoia Merger Sub I LLC, a Maryland limited liability company (“Merger Sub I”) and Sequoia Merger Sub II LLC, a Maryland limited liability company (“Merger Sub II”), are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”; capitalized terms used but not otherwise defined in this Agreement and the term “affiliate” shall have the meanings ascribed to them in the Merger Agreement), pursuant to which (and subject to the terms and conditions set forth therein) (i) Merger Sub I will merge with and into the Company, with the Company surviving such merger and (ii) Merger Sub II will merge with and into the Partnership, with the Partnership surviving such merger (collectively, the “Mergers”);

WHEREAS, as of the date hereof, the Stockholder is the record and a “beneficial owner” (as used within this Agreement, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of and is entitled to dispose of and vote the number of (i) Company Shares as set forth opposite the Stockholder’s name on Schedule A hereto (the “Owned Shares” and, together with any additional Company Shares (or any securities convertible into or exercisable or exchangeable for any of the foregoing) in which the Stockholder has or acquires record or beneficial ownership on or after the date hereof and up to the date on which each of the Company Requisite Vote is obtained, including by purchase, as a result of a stock dividend or distribution, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities, the “Covered Shares”) and (ii) Common Partnership Units as set forth opposite the Stockholder’s name on Schedule A hereto (the “Owned Units” and, together with any additional Common Partnership Units (or any securities convertible into or exercisable or exchangeable for any of the foregoing) in which the Stockholder has or acquires record or beneficial ownership on or after the date hereof and up to the later of the date on which the Partnership Requisite Vote is obtained and the completion of the Partnership Conversion, including by purchase, as a result of a unit distribution, unit split, recapitalization, combination, reclassification, exchange or change of such units, or upon exercise or conversion of any securities, the “Covered Units”; the Covered Shares and the Covered Units, collectively, the “Covered Securities”); and

WHEREAS, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, the parties hereto are entering into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Agreement to Vote. Prior to the Termination Date (as defined herein), the Stockholder, solely in its capacity as a stockholder of the Company or limited partner of the Partnership, irrevocably and unconditionally agrees that, at any meeting of the stockholders of the Company or partners of the Partnership (whether annual or special and whether or not an adjourned or postponed meeting), including the Company Shareholders’ Meeting, and in connection with any written consent of the stockholders of the Company or partners of the Partnership or in any other circumstances where a vote of stockholders of the Company or partners of the Partnership is sought, the Stockholder shall:

(a) when such meeting is held, appear at such meeting or otherwise cause the Covered Shares (in the case of any meeting or written consent of the stockholders of the Company) or the Covered Units (in the case of any meeting or written consent of the partners of the Partnership) to be counted as present thereat for the purpose of establishing a quorum;

(b) vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Covered Shares (in the case of any meeting or written consent of the stockholders of the Company) or the Covered Units (in the case of any meeting or written consent of the partners of the Partnership) owned as of the record date for such meeting (or the date that any written consent is executed by the Stockholder) in favor of the adoption of the Merger Agreement and the approval of the Company Merger or the Partnership Merger and the Partnership Conversion, as applicable, and any other matters necessary or presented or proposed for consummation of the Mergers and the other transactions contemplated by the Merger Agreement; and

(c) vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Covered Shares (in the case of any meeting or written consent of the stockholders of the Company) or the Covered Units (in the case of any meeting or written consent of the partners of the Partnership) against any Company Acquisition Proposal and any other action that could reasonably be expected to impede, interfere with, materially delay, materially postpone or adversely affect the Mergers or other transactions contemplated by the Merger Agreement or result in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of the Company or the Partnership under the Merger Agreement or of the Stockholder under this Agreement.

The obligations of the Stockholder specified in this Section 1 shall apply whether or not (A) the Company Merger or any action described above is recommended by the Company Board, (B) the Partnership Merger or Partnership Conversion or any action described above is approved or recommended by the general partner of the Partnership or (C) the Company Board, the general partner of the Partnership or any of their committees have effected an Adverse Recommendation Change. Nothing in this Agreement shall limit or restrict the Stockholder, or any affiliate or designee of the Stockholder, who serves as a member of the Company Board or as an officer, employee or agent of the Company in acting in his or her capacity as a director, officer, employee or agent of the Company and exercising his or her fiduciary duties and responsibilities in such capacity; it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a stockholder of the Company or partner of the Partnership and shall not apply to the Stockholder’s, affiliate’s or designee’s actions, judgments or decisions as a director, officer, employee or agent of the Company. For the avoidance of doubt, this Section 1 shall terminate and not apply to the Stockholder in the event any amendment or modification to the Merger Agreement reduces the amount or changes the form of consideration payable in any of the Mergers or otherwise amends or modifies the Merger Agreement in a manner adverse (directly or indirectly) to the Stockholder (any such amendment or modification, an “Adverse Amendment”), unless the Stockholder has consented in writing to such Adverse Amendment. Nothing in this Agreement shall require the Stockholder to redeem any Common Partnership Units or restrict the Stockholder from redeeming any Common Partnership Units (it being understood that any Company Shares received as a result of such redemption shall be Covered Securities subject to the terms and conditions of this Agreement).

2. No Inconsistent Agreements. The Stockholder covenants and agrees that the Stockholder shall not, at any time prior to the Termination Date, (i) enter into any voting agreement or arrangement or voting trust with respect to any of the Covered Securities that is inconsistent with the Stockholder’s obligations pursuant to this

Agreement, (ii) grant or permit the grant of a proxy, power of attorney or other authorization or consent with respect to any of the Covered Securities that is inconsistent with the Stockholder’s obligations pursuant to this Agreement, (iii) enter into any Contract or other undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent the Stockholder from satisfying, its obligations pursuant to this Agreement, (iv) take or cause to be taken any other action that would in any way interfere with, or prohibit or prevent the Stockholder from satisfying, its obligations pursuant to this Agreement or (v) knowingly approve or consent to any of the foregoing; provided, that, for the avoidance of doubt, the Stockholder shall be permitted to take any action that the Company is permitted to take pursuant to Section 5.6 of the Merger Agreement.

3. Termination. This Agreement (except to the extent provided below in this Section 3) shall automatically terminate upon the earliest of (i) the Partnership Merger Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms or (iii) if there occurs any Adverse Amendment without the prior written consent of the Stockholder (such earliest date being referred to herein as the “Termination Date”); provided, that the provisions set forth in this Section 3 and Section 8 through Section 22 shall survive the termination of this Agreement unless the Merger Agreement is terminated prior to the Partnership Merger Effective Time in accordance with its terms; provided, further, nothing herein shall relieve (x) Parent or, with respect to actions to be taken or performed by the Company after the Closing, the Company of any liability for any breach of Section 9 or any willful breach of any other provision of this Agreement or (y) the Stockholder or, with respect to the actions to be taken or performed by the Company prior to the Closing set forth in the third sentence of Section 9(a), the Company for any willful breach of any provision of this Agreement; provided, however, notwithstanding anything in this Agreement to the contrary, in no event shall (1) any party have any liability for any damages resulting from a breach of this Agreement other than in connection with a breach of the type described in clauses (x) and (y) of the immediately preceding proviso and (2) the Stockholder have any liability for any monetary damages for a breach of Section 5(a) (without limiting any liability the Company may have under the Merger Agreement).

4. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

(a) The Stockholder is the beneficial owner and the only record owner of, and has good, valid and marketable title to, the Covered Securities, free and clear of Liens other than as created by this Agreement, the Partnership Agreement or any other agreement entered into between the Stockholder and Parent or transfer restrictions arising out of securities Laws. As of the date hereof, other than the Owned Shares and Owned Units, the Stockholder and its Subsidiaries (for the avoidance of doubt, other than the Company and its Subsidiaries) do not own beneficially or of record, and does not have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any Company Shares or Common Partnership Units (or any securities convertible into or exchangeable or exercisable for any of the foregoing) or any interest therein, other than Company Shares upon redemption of the Owned Units.

(b) The Stockholder (i) except as provided in this Agreement, has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein, in each case, with respect to the Covered Securities, (ii) has not entered into any voting agreement or arrangement or voting trust with respect to any Covered Securities that is inconsistent with its obligations pursuant to this Agreement, (iii) has not granted a proxy, power of attorney or other authorization or consent with respect to any Covered Securities that is inconsistent with its obligations pursuant to this Agreement and (iv) has not entered into any Contract or other undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent the Stockholder from satisfying, its obligations pursuant to this Agreement.

(c) The Stockholder (i) is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of the jurisdiction of its organization, and (ii) has all requisite corporate or other power and authority and has taken all corporate or other action necessary in order to, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent, constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors’ rights and general principles of equity.

(d) Other than the filings and reports pursuant to and in compliance with the Exchange Act, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by the Stockholder from, or to be given by the Stockholder to, or be made by the Stockholder with, any Governmental Entity in connection with the execution, delivery and performance by the Stockholder of this Agreement.

(e) The execution, delivery and performance of this Agreement by the Stockholder does not and will not constitute or result in (i) a breach or violation of, or a default under, the governing documents of the Stockholder or (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification, cancellation or acceleration (or the right of modification, cancellation or acceleration) of any obligations under or the creation of a Lien on any of the properties, rights or assets (including the Covered Securities) of the Stockholder pursuant to any Contract binding upon the Stockholder or, assuming compliance with the matters referred to in Section 4(d), under any applicable Law to which the Stockholder is subject, except, in the case of clause (ii), for any such breach, violation, termination, default, loss, creation, modification, cancellation or acceleration that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair the Stockholder’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Mergers or the other transactions contemplated by the Merger Agreement.

(f) As of the date of this Agreement, there is no action, proceeding or investigation pending against the Stockholder or, to the knowledge of the Stockholder, threatened against the Stockholder that questions the beneficial or record ownership of the Owned Shares or Owned Units or the validity of this Agreement, or that could reasonably be expected to prevent or materially delay the Stockholder’s ability to perform its obligations hereunder.

(g) The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of the Stockholder contained herein.

5. Certain Covenants of the Stockholder. Except in accordance with the terms of this Agreement, the Stockholder covenants and agrees as follows:

(a) No Solicitation. The Stockholder shall not, nor shall it, direct, authorize or instruct any of its Representatives to, and shall use its reasonable best efforts to cause its Representatives not to, directly or indirectly, take any action that would violate Section 5.6 of the Merger Agreement (or cause the Company to violate Section 5.6 of the Merger Agreement) if the Stockholder were deemed a Representative of the Company for purposes of such Section 5.6 of the Merger Agreement; provided, that to the extent that the Company is permitted to take any action and/or not prohibited from taking any action pursuant to Section 5.6 of the Merger Agreement, the Stockholder and its Representatives also shall be so permitted and/or not prohibited; provided, further, that the foregoing shall not serve to limit or restrict any actions taken by the Stockholder in any capacity other than as stockholder of the Company. Notwithstanding anything to the contrary herein, this Agreement shall not restrict the ability of the Stockholder to review any Company Acquisition Proposal and to discuss and confirm to the Company and to any party who has submitted a Company Acquisition Proposal, including any Company Acquisition Proposal that the Company Board shall have determined constitutes a Superior Proposal, the willingness of the Stockholder to support and sign a voting agreement in the event of any termination of the Merger Agreement in accordance with its terms in connection with such Superior Proposal.

(b) Transfer of the Covered Securities. Until the Termination Date, the Stockholder hereby agrees not to, directly or indirectly, sell, transfer, pledge, encumber, assign, hedge, swap, convert, gift-over or otherwise dispose of (including by sale, merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of Law or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), or enter into any Contract, option or other agreement, arrangement or understanding with respect to the Transfer of any of the Covered Securities; provided that the Stockholder may redeem its Common Partnership Units pursuant to the terms of the Partnership Agreement (it being understood that any Company Shares received as a result of such redemption shall be Covered Securities subject to the terms and conditions of this Agreement). Any Transfer in violation of this Section 5 with respect to the Covered Securities shall be null and void.

(c) Waiver of Appraisal and Dissenters’ Rights and Actions. The Stockholder hereby (i) waives and agrees not to exercise any rights of appraisal, rights to dissent from or rights of an objecting stockholder with respect to the Mergers that the Stockholder may have (it being expressly acknowledged that no dissenters’ or appraisal rights shall be available with respect to the Mergers) and (ii) agrees not to commence or participate in, assist or knowingly encourage, and to take all actions necessary to opt out of any class in, any class action with respect to any action or claim, derivative or otherwise, against Parent, the Company, the Partnership or any other Company Subsidiaries or affiliates and each of their successors and assigns and their respective directors and officers relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Mergers, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement (including any claim seeking to enjoin or delay the closing of the Mergers) or (B) alleging a breach of any fiduciary duty of the Company Board or the general partner of the Partnership in connection with the Merger Agreement or the transactions contemplated thereby.

6. Further Assurances. Subject to the terms and conditions of this Agreement, from time to time, at Parent’s reasonable request and without further consideration, the Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary and reasonably requested to effect the actions and consummate the transactions contemplated by this Agreement.

7. Changes in Capital Stock. In the event of a stock or unit split, stock dividend or unit distribution, or any change in the Company’s capital stock or partnership interests in the Partnership by reason of any split-up, reverse stock or unit split, recapitalization, combination, reclassification, exchange of shares, units or the like between the date of this Agreement and the Partnership Merger Effective Time, the terms “Owned Shares”, “Owned Units” and “Covered Securities” shall be deemed to refer to and include such shares or partnership interests as well as all such stock dividends and unit distributions and any securities into which or for which any or all of such shares or partnership interests may be changed or exchanged or which are received in such transaction.

8. Commercial Agreements.

(a) Only if the Closing occurs, the Stockholder agrees that, until the date that is six (6) months following the Closing Date, it shall not, and shall cause its controlled affiliates not to, deliver a notice of termination of the License Agreement, dated as of January 2, 1997, between Public Storage and the Company (f/k/a American Office Park Properties, Inc.), unless there occurs a material breach of such agreement by the Company.

(b) The Stockholder shall take all actions within its control that are necessary to enable the Company to comply with Section 5.17(a) of the Merger Agreement, subject to the terms and conditions of Section 5.17(a) of the Merger Agreement, including that the terminations specified therein will include customary releases of the parties.

(c) Only if the Closing occurs, for a period of (x) with respect to the matters set forth in clauses (A) and (B) of the definition of “Proper Purpose”, one (1) year following the Closing and (y) with respect to the matters set forth in clause (C) of the definition of “Proper Purpose”, six (6) years following the Closing, the Stockholder agrees to use commercially reasonable efforts to provide or make available, or cause to be provided or made available, to Parent, during normal business hours, as soon as reasonably practicable after receipt of reasonable advance written request therefor, any information (or a copy thereof) to the extent relating to the Company or its Subsidiaries in the possession or under the control of the Stockholder or its controlled affiliates which Parent reasonably requests to the extent that such information is reasonably required for a Proper Purpose; provided, however, the Stockholder shall not be required to (or to cause any controlled affiliate to) afford such access or furnish such information to the extent that the Stockholder believes in good faith that doing so would be reasonably likely to: (i) result in a risk of loss or waiver of attorney-client privilege, attorney work product or other legal privilege; (ii) violate any obligations of the Stockholder with respect to confidentiality to any third party or otherwise breach, contravene or violate any Contract to which the Stockholder is party or (iii) breach, contravene or violate any applicable Law (provided that the Stockholder shall use reasonable best efforts to allow for such access or disclosure in a manner that does not result in the events set out in clauses (i) through (iii)). “Proper Purpose” means (A) to comply in all material respects with applicable Law, (B) to enable the Company to prepare consolidated financial statements or complete a financial statement audit for the fiscal year during which the Closing Date occurs or the immediately prior fiscal year thereto, or (C) in connection with the Company’s preparation of any Tax Returns or conduct of any Tax proceedings, in each case, only with respect to such information to the extent related to the Company or its Subsidiaries and, in the case of subclause (C), is in respect of taxable periods prior to the date of Closing. Notwithstanding the foregoing, in no event shall the Stockholder be required to create any information or to change the format in which existing information appears. The Stockholder shall use commercially reasonable efforts to preserve and keep, or cause to be preserved and kept, all books and records (including electronically stored data and information) in respect of the Company and its Subsidiaries in the possession or under the control of the Stockholder or its controlled affiliates for the periods during which it is required to provide or make available such books and records to Parent pursuant to the first sentence of this Section 8(c).

(d) Parent agrees to reimburse the Stockholder for the reasonable costs and expenses of gathering, copying, transporting and/or otherwise complying with Section 8(c) and Section 8(e).

(e) On or promptly after the Closing Date, the Stockholder shall use commercially reasonable efforts to transfer to the Company copies of all books and records exclusively relating to the Company or its Subsidiaries in the possession or under the control of the Stockholder or its controlled affiliates (including, so long as exclusively related to the Company or its Subsidiaries, Tax Returns of the Company or its Subsidiaries, any materials exclusively related to the preparation or support thereof and other books and records exclusively related to Taxes paid or payable by the Company or any of its Subsidiaries). Notwithstanding the foregoing, in no event shall the Stockholder be required to create any information or to change the format in which existing information appears.

9. REIT Matters.

(a) To the extent the Company qualifies as a REIT at the Closing (without regard to the effect of Closing or post-Closing events that affect the Company’s pre-Closing REIT qualification), Parent and the Company shall, and shall cause their respective Subsidiaries to, take all actions, and refrain from taking all actions, as are reasonably necessary to ensure that, after the Company Merger Effective Time, the Company will continue to qualify for taxation as a REIT for U.S. federal income tax purposes for its taxable year that includes the Closing Date (the “Relevant REIT Year”). The Company shall timely and properly make the necessary distributions under Section 858(a) of the Code with respect to the Company’s taxable year ended December 31, 2021. In accordance with the Company’s obligation under Section 5.13(a) of the Merger Agreement, the Stockholder shall timely request that the Company jointly execute an IRS Form 8875 on a protective basis with the Stockholder to be effective no later than March 31, 2022 (to treat the Company as a TRS of the Stockholder to the extent that the Company fails to qualify as a REIT for the Company’s 2022 taxable year), and the Company shall, and Parent shall cause the Company to, take all actions within its control to cause such election to be validly and timely filed. In the event that there is a final determination that the Company failed to qualify as a REIT for the Relevant REIT Year and it is asserted by a Governmental Entity that the TRS election made is not effective, the Stockholder shall notify the Company, and shall consult with Parent and its advisors as to the defense of such position.

(b) Upon the Stockholder’s request, Parent and the Company shall provide the Stockholder, at the Stockholder’s expense, with information reasonably necessary for the Stockholder to evaluate and report its REIT compliance with respect to the Company’s REIT qualification for the Relevant REIT Year, including as reasonably necessary for the Stockholder to obtain a Stockholder REIT qualification opinion from Hogan Lovells US LLP or to provide to its auditors.

(c) The Company shall, and Parent shall cause the Company to, provide to Hogan Lovells US LLP within thirty (30) days of the close of the Relevant REIT Year an updated tax representation letter in the form of Exhibit A attached hereto, with such changes as are mutually agreeable to the Company and the Stockholder, executed on behalf of the Company by an authorized Person with personal knowledge as to the factual representations set forth in such letter as to the organization and operation of the Company, covering only the Relevant REIT Year.

(d) All items of income, gain, loss, deduction and credit of the Partnership allocable to the Stockholder for the portion of the Relevant REIT Year that ends at the Closing shall be allocated based on the “interim closing method” under Code Section 706 and the Treasury Regulations thereunder.

(e) If an audit is commenced, an adjustment is proposed or any other claim is made by any Governmental Entity with respect to any issue that is reasonably expected to affect the Company’s REIT qualification for the Relevant REIT Year or any prior taxable years (a “Tax Contest”), then Parent and the Company shall promptly notify the Stockholder and afford the Stockholder, at the Stockholder’s election, which election shall be made within fifteen (15) days of receiving notice of such Tax Contest, and at the Stockholder’s sole expense, the opportunity to participate in the conduct of the Tax Contest and shall consider in good faith any comments presented by the Stockholder with respect to such Tax Contest and, if the Stockholder does not elect to participate in such Tax Contest, Parent and the Company shall keep the Stockholder reasonably informed of such Tax Contest.

(f) To the extent the provisions of the Bipartisan Budget Act of 2015 apply to a tax audit of the Partnership for the Relevant REIT Year, the Company shall not cause the Stockholder to file an amended tax return, unless required under applicable Law.

(g) Notwithstanding anything in this Agreement to the contrary, the obligations of the Company and Parent pursuant to this Section 9 shall be subject to the occurrence of and effective as of (and following) the Partnership Merger Effective Time.

10. Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each of the parties hereto.

11. Waiver. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in a written instrument signed on behalf of the party against which such waiver or extension is to be enforced. The failure or delay of a party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

12. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be delivered by hand, by prepaid overnight carrier or by electronic mail to the parties hereto at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

if to the Stockholder:

Public Storage 701 Western Avenue Glendale, California 91201
Attention: Nathan Vitan, Chief Legal Officer
Email: nvitan@publicstorage.com

with a copy (which shall not constitute notice) to:

PS Business Parks, Inc. 701 Western Avenue Glendale, California 91201
Attention: Stephen W. Wilson, Chief Executive Officer
Email: swilson@psbusinessparks.com

and to:

Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019
Attention:	Adam O. Emmerich Viktor Sapezhnikov
Email:	aoemmerich@wlrk.com vsapezhnikov@wlrk.com

if to Parent, or to the Company after the Closing, to it at:

Sequoia Parent LP c/o Blackstone Inc. 345 Park Avenue New York, New York 10154
Attn:	David Levine Ryan Karnes
Email:	realestatenotices@blackstone.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017
Attention:	Brian M. Stadler Matthew B. Rogers
Email:	bstadler@stblaw.com mrogers@stblaw.com

if to the Company prior to the Closing:

PS Business Parks, Inc. 701 Western Avenue Glendale, California 91201
Attention: Stephen W. Wilson, Chief Executive Officer
Email: swilson@psbusinessparks.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019
Attention:	Adam O. Emmerich Viktor Sapezhnikov
Email:	aoemmerich@wlrk.com vsapezhnikov@wlrk.com

Each such notice and communication shall be deemed to have been duly given or made (a) if delivered by hand, when such delivery is made at the address specified in this Section 12, (b) if delivered by overnight courier service, the next Business Day after it is sent to the addresses specified in this Section 12, or (c) if delivered by electronic mail, on the date of sending (or if sent after 5:00 p.m. (New York City time) on the next day) if no automated notice of delivery failure is received by the sender.

13. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Securities. All rights, ownership and economic benefits of and relating to the Covered Securities of the Stockholder shall remain vested in and belong to the Stockholder, and Parent shall have no authority to direct the Stockholder in the voting or disposition of any of the Covered Securities, except as otherwise provided herein. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of applicable Law.

14. Entire Agreement. This Agreement (and to the extent applicable, the Merger Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof. Each of the parties hereto hereby acknowledges and agrees, on behalf of itself, its affiliates and each of their respective Representatives, that, in connection with such party’s entry into this Agreement, neither such party nor any of its affiliates or any of their respective Representatives has relied on any representations or warranties except, in the case of Parent, for the representations and warranties of the Stockholder expressly set forth in Section 4 of this Agreement.

15. No Third-Party Beneficiaries. This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any suit, claim, action, investigation or proceeding that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as parties hereto.

16. Governing Law and Venue; Service of Process; Waiver of Jury Trial.

(a) This Agreement and all disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the Laws of the State of Maryland (other than with respect to issues relating to the Partnership Conversion that are required to be governed by the CRULPA), in each case without regard to its rules of conflict of laws that would result in the application of any laws other than those specified above. Each of the parties hereto hereby (i) irrevocably submits to and agrees to be subject to the personal jurisdiction of the Circuit Court of Baltimore City, Maryland and/or the U.S. District Court for the District of Maryland (the “Chosen Courts”), for the purpose of any claim, action, suit or proceeding (whether based in contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement hereof, (ii) irrevocably agrees that all such claims, actions, suits or proceedings may and shall be brought before, and determined by, only a Chosen Court with subject matter jurisdiction over such claim(s), action(s), suit(s) or proceeding(s), (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iv) agrees that it will not (except for a suit on the judgment as expressly permitted by the final sentence of this Section 16(a)) bring any claim, action, suit or proceeding relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Chosen Court. In any judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Courts of the State of Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto irrevocably consents to the service of the summons and complaint and any other process in any other claim, suit, action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, in the manner provided by Section 12 hereof and nothing in this Section 16 hereof shall affect the right of any party hereto to serve legal process in any other manner permitted by Law. Each party hereto agrees that a final judgment in any claim, suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b) EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16(b).

17. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, without the prior written consent of Parent (in the case of an assignment or delegation by the Stockholder) and the Stockholder (in the case of an assignment or delegation by Parent), and any attempted or purported assignment or delegation in violation of this Section 17 shall be null and void. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns in accordance with and subject to the terms of this Agreement.

18. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, may not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including the Stockholder’s obligations to vote its Covered Securities as provided in this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that the parties hereto shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without any requirement for the posting of security, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (a) any party has an adequate remedy at law or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

19. Severability. If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

20. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall be considered one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties hereto to the terms and conditions of this Agreement.

21. Interpretation and Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or is favoring any party by virtue of the authorship of any provision of this Agreement. The words “hereto,” “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings and contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. All references in this Agreement to Sections shall refer to sections of this Agreement unless the context shall require otherwise. The words “include,” “includes” and “including” shall not be limiting and shall be deemed to be followed by the phrase “without limitation.” The word “day” means calendar day, and any reference to a number of days shall refer to calendar days (unless Business Days are specified). When calculating the period of time before which, within which or following which any act is to be done or step is to be taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any reference in this Agreement to “$” means U.S. dollars. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”. The word “or” is not exclusive and the words “will” and “will not” are expressions of command and not merely expressions of future intent or expectation, in each case, unless the context otherwise requires. Except as otherwise specifically provided herein, all references in this Agreement to any statute include the rules and regulations promulgated thereunder, in each case as amended, re-enacted, consolidated or replaced from time to time and in the case of any such amendment, re-enactment, consolidation or replacement, reference herein to a particular provision shall be read as referring to such amended, re-enacted, consolidated or replaced provision and also include, unless the context otherwise requires, all applicable guidelines, bulletins or policies made in connection therewith. Except as otherwise specifically provided herein, all references in this Agreement to any agreement (including this Agreement), Contract, document or instrument mean such agreement, Contract, document or instrument as amended, supplemented, qualified, modified, varied, restated or replaced from time to time in accordance with the terms thereof and, unless otherwise specified therein, include all schedules, annexes, addendums, exhibits and any other documents attached thereto, in each case as of the date hereof and only to the extent made available as of the date hereof.

22. Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the transactions contemplated by the Merger Agreement, including the Mergers, are consummated.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

SEQUOIA PARENT LP

By:	Sequoia Parent GP LLC, its general partner

By:	/s/ David Levine
Name: David Levine
Title: Senior Managing Director and Vice President

[Signature Page to Support Agreement]

PS BUSINESS PARKS, INC.
(solely with respect to Section 9 and Sections 14 through 22)

By:	/s/ Stephen W. Wilson
Name: Stephen W. Wilson
Title: President and Chief Executive Officer

[Signature Page to Support Agreement]

STOCKHOLDER

PUBLIC STORAGE

By:	/s/ Joseph D. Russell, Jr.
Name: Joseph D. Russell, Jr.
Title: President and Chief Executive Officer

[Signature Page to Support Agreement]

Schedule A

Stockholder	Company Shares	Common Partnership Units
Public Storage	7,158,354	7,305,355